Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March [●], 2021, is entered into by and between Super League Gaming, Inc., a Delaware corporation (the “Company”), and and each of the signatories hereto (each a “Shareholder” and collectively, the “Shareholders”) ..

WHEREAS, Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in that certain Agreement and Plan of Merger, by and between the Company and Mobcrush Streaming, Inc., a Delaware corporation ("Mobcrush"), dated as of March [●], 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”); and

WHEREAS, the Company has agreed, upon the terms and subject to the conditions of the Merger Agreement, to issue shares of the Company's Common Stock (as defined below) to the Shareholders in exchange for their shares of Mobcrush, and to provide the Shareholders certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Shareholder hereby agree as follows:

1.           DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. “Common Stock” means the Company’s common stock, par value $0.001 per share, and any securities into which such Common Stock may hereinafter be reclassified.

b. “Person” means any individual or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

c. “Register,” “registered,” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

d. “Registrable Securities” means all of the shares of the Company's Common Stock which have been, or which may, from time to time be issued or become issuable to the Shareholders under the Merger Agreement (without regard to any limitation or restriction on purchases), and any and all shares of capital stock issued or issuable with respect to the Merger Agreement as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Merger Agreement.

e. "Registration Period" means the period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Initial Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction and without the need for current public information pursuant to Rule 144.

f. “Registration Statement” means one or more registration statements of the Company covering only the sale of the Registrable Securities.

g. "Required Shareholders" means, as of any date of determination, the Shareholders holding a majority of the Registrable Securities as of such date.

h. “SEC” means the U.S. Securities and Exchange Commission.

2.           REGISTRATION.

a.           Mandatory Registration. No later than ninety (90) days from the date of the consummation of the transactions contemplated by the Merger Agreement (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement (the “Initial Registration Statement”) covering the resale of all of the Registrable Securities on a continuous basis pursuant to Rule 415 of the Securities Act. The Initial Registration Statement filed hereunder shall be on Form S-3; provided, that if Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (x) register the resale of the Registrable Securities on another appropriate form and (y) undertake to register the resale of Registrable Securities on Form S-3 as soon as such form is available, provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the staff of the SEC. No Shareholder shall be named as an “underwriter” in the Initial Registration Statement without such Shareholder’s prior written consent. Such Initial Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Initial Registration Statement shall not include any shares of Common Stock or other securities for the account of any other Person (including the Company) without the prior written consent of the Required Shareholders. The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(b) to the Shareholders and their counsel prior to its filing or other submission. If (i) the Initial Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, or (ii) prior to the effective date of the Initial Registration Statement, the Company shall fail to file any pre-effective amendment to the Initial Registration Statement required to be filed by the SEC or otherwise respond to comments from the SEC within thirty (30) days from the date of receipt of such comments (a “Response Failure”), the Company will make payments to each Shareholder, as liquidated damages and not as a penalty, in an amount equal to 0.5% of the aggregate value of the Merger Consideration paid to such Shareholder in exchange for such Shareholder's shares of Mobcrush Stock on the Closing Date pursuant to the Merger Agreement (such amount, with respect to each Shareholder, the “Merger Consideration Amount”) for the first 30-day period or pro rata for any portion thereof following the Filing Deadline for which no Initial Registration Statement is filed with respect to the Registrable Securities, or following a Response Failure, as the case may be, and 1.0% of such Shareholder’s Merger Consideration Amount for each 30-day period thereafter or pro rata for any portion thereof for which no Initial Registration Statement is filed with respect to the Registrable Securities, or following a Response Failure, as the case may be; provided, that the maximum payments to any Shareholder pursuant to this Section 2(a)(i) shall not exceed 5.0% of such Shareholder’s Merger Consideration Amount. Such payments shall constitute the Shareholders’ exclusive monetary remedy for such events, but shall not affect the right of the Shareholders to seek injunctive relief.

b.           Piggy-Back Registrations. If, at any time there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to Shareholder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, Shareholder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities that Shareholder requests to be registered or such amount as otherwise shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Shareholder under Rule 415 under the Securities Act; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the SEC pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

c.           Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Shareholders and their counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC, and the Company shall give due consideration to all such comments. The Shareholders shall use their reasonable best efforts to comment upon such prospectus within three (3) Business Days from the date the Shareholders receives the final pre-filing version of such prospectus.

d.           Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities (subject to the limitations set forth in Sections 2(a) and (b)) as soon as practicable, but in any event not later than ten (10) Business Days after the necessity therefor arises, subject to any limits that may be imposed by the SEC pursuant to Rule 415 under the Securities Act. The Company shall use it reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

e. Offering. If the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Shareholders under Rule 415 at then-prevailing market prices (and not fixed prices), or if after the filing of the initial Registration Statement with the SEC pursuant to Section 2(a), the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such initial Registration Statement (with the prior consent, which shall not be unreasonably withheld, of the Shareholders and their legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file one or more New Registration Statements in accordance with Section 2(d) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Shareholders. Notwithstanding any provision herein or in the Merger Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Shareholders’ obligations) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in this Section 2(e).

3.           RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2 including on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

b.           The Company shall permit the Shareholders to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two (2) Business Days prior to their filing with the SEC, and not file any document in a form to which the Shareholders or their counsel reasonably objects. The Shareholders shall use their reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Business Days from the date the Shareholders receive the final version thereof. The Company shall furnish to the Shareholders, without charge any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

c.           Upon request of any Shareholder, the Company shall furnish to such Shareholder, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, a copy of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as such Shareholder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Shareholder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the requesting Shareholder. For the avoidance of doubt, any filing available to the Shareholders via the SEC’s live EDGAR system shall be deemed “furnished to the Shareholders” hereunder.

d.           The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Shareholders reasonably request, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Shareholders who hold Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e.           As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Shareholders in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Shareholders (or such other number of copies as a Shareholder may reasonably request). The Company shall also promptly notify the Shareholders in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Shareholders by email or facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.

f.           The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Shareholders of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.           The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities on Nasdaq. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(g).

h.           The Company shall cooperate with the Shareholders to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Shareholders may reasonably request and registered in such names as the Shareholders may request.

i.           The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

j.           If reasonably requested by the Shareholders, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Shareholders believe should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

k.           The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l.           The Company shall notify the Shareholders by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Shareholders with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. Thereafter, if requested by the Shareholders at any time, the Company shall require its counsel to deliver to the Shareholders a written confirmation whether or not the effectiveness of such registration statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the registration statement is current and available to the Shareholders for sale of all of the Registrable Securities.

m.           The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Shareholders of Registrable Securities pursuant to any registration statement.

4.           OBLIGATIONS OF THE SHAREHOLDERS.

a.           Each Shareholder agrees to complete and deliver to the Company the Selling Stockholder Questionnaire attached heretoas Exhibit A. In addition to the information provided by each Shareholder in the Selling Stockholder Questionnaire, the Company shall notify the Shareholders in writing of the information the Company reasonably requires from the Shareholders in connection with any registration statement hereunder. The Shareholders shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.           The Shareholders agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.

c.           The Shareholders agree that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), the Shareholders will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Shareholders’ receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of Section 3(e).

5.           EXPENSES OF REGISTRATION.

All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6.           INDEMNIFICATION.

a.           To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Shareholders, each Person, if any, who controls any Shareholder, the members, the directors, officers, partners, employees, agents, representatives of each Shareholder and each Person, if any, who controls any Shareholder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Shareholders furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Shareholders to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Shareholder pursuant to Section 9.

b.           In connection with the Registration Statement or any New Registration Statement, the Shareholders, and each of them, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Shareholders and furnished to the Company by the Shareholders expressly for use in connection with such registration statement; and, subject to Section 6(d), the Shareholders will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Shareholders, which consent shall not be unreasonably withheld; provided, further, however, that the Shareholders shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Shareholders as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Shareholders pursuant to Section 9.

c.           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.           The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.           The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.           CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.           REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

With a view to making available to the Shareholders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Shareholders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to:

a.           make and keep public information available, as those terms are understood and defined in Rule 144;

b.           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

c.           furnish to the Shareholders so long as the Shareholders owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Shareholders to sell such securities pursuant to Rule 144 without registration; and

d.
take such additional action as is requested by the Shareholders to enable the Shareholders to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be requested from time to time by the Shareholders and otherwise fully cooperate with each Shareholder and such Shareholder’s broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that Shareholders shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

9.
ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Shareholders. The Shareholders may not assign their rights under this Agreement without the written consent of the Company.

10.           AMENDMENT OF REGISTRATION RIGHTS.

No provision of this Agreement may be amended or waived by the parties from and after the date that is one Business Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, no provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11.           MISCELLANEOUS.

a.           A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Super League Gaming, Inc.
2912 Colorado Ave., Suite 203
Santa Monica, CA 90404
Attention: Ann Hand, President & CEO

With a copy to (which shall not constitute notice or service of process):

Disclosure Law Group, a Professional Corporation
655 West Broadway, Suite 870
San Diego, CA 92101
Attention: Jessica R. Sudweeks
Email: jsudweeks@disclosurelawgroup.com

If to the Shareholder:

With a copy to (which shall not constitute notice or service of process):

Ropes & Gray LLP
1211 Avenue of the Americas New York, NY 10036-8704
Attention: Carl Marcellino
Email: carl.marcellino@ropesgray.com.

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or email account containing the time, date, recipient facsimile number or email address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.           The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d.           This Agreement and the Merger Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Merger Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

e.           Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

f.           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

g.           This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or by e-mail in a “.pdf” format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

h.           Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i.           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

j.           This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

* * * * * *

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

SUPER LEAGUE GAMING, INC.

By:______________________
Name: Ann Hand
Title: President & CEO

SHAREHOLDER:

[NAME]
BY: [NAME OF MANAGER/ENTITY]
BY: [NAME OF MANAGER/ENTITY]

By:_______________________
Name:
Title:

EXHIBIT A
(Selling Stockholder Questionnaire)

SUPER LEAGUE GAMING, INC.

Selling Stockholder Notice and Questionnaire

The undersigned understands that the Super League Gaming, Inc., a Delaware Corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of those shares of Common Stock issuable in connection with the transactions contemplated by that certain Agreement and Plan of Merger, by and between the Company and Mobcrush Streaming, Inc., a Delaware corporation, dated as of March [●], 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”).

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registerable Securities are advised to consult their own securities law counsel regarding the consequences of being names or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)
Full Legal Name of Selling Stockholder

(b)
Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)
Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3. Broker-Dealer Status:

(a)
Are you a broker-dealer?

Yes ☐ No ☐

(b)
If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note:
If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)
Are you an affiliate of a broker-dealer?

Yes ☐  No ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐  No ☐

Note:
If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)
Type and Amount of other securities beneficially owned by the Selling Stockholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date: ______________	Beneficial Owner:
By: Name: Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

[ADD NAME AND EMAIL ADDRESS]